UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934
(Amendment No.        )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

CYTODYN INC.

(Name of Registrant as Specified in Its Charter)
PAUL A. ROSENBAUM
JEFFREY P. BEATY
ARTHUR L. WILMES
THOMAS J. ERRICO, M.D.
BRUCE PATTERSON, M.D.
PETER STAATS, M.D., MBA
MELISSA YEAGER
CCTV PROXY GROUP, LLC

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 20, 2021
PAUL A. ROSENBAUM
JEFFREY P. BEATY
ARTHUR L. WILMES
                 , 2021
Dear Fellow CytoDyn Inc. Stockholders:
We, the undersigned (the “Investor Group” or “we”) together with the Nominees (as defined below) are the beneficial owners of an aggregate of 6,087,946 shares, or approximately 1% of the outstanding common stock, par value $0.001 per share (the “Common Stock”), of CytoDyn Inc., a Delaware corporation (“CYDY” or the “Company”). For the reasons set forth in the attached Proxy Statement, we believe significant changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with the best interests of its stockholders.
The Investor Group is comprised of long-term stockholders who are steadfast believers in the tremendous potential of the Company’s drug, Leronlimab, to treat HIV, cancer and autoimmune diseases. We believe that if the Company is successful in receiving U.S. Food and Drug Administration (“FDA”) approval for Leronlimab, many lives will be saved, and tremendous value will be created for the Company’s stockholders.
We firmly believe that CYDY is deeply undervalued and that management and the Board have mishandled their stewardship of Leronlimab, thereby failing to capitalize on significant opportunities to unlock substantial value for all stockholders. As a result of their mismanagement, the Company continually posts sizeable losses despite the tremendous potential of Leronlimab.
CYDY’s growth hinges on the immediate success of Leronlimab. CYDY desperately needs leadership that can obtain regulatory approval for the drug in an expedient fashion in order to generate significantly improved financial results and, in turn, drive enhanced value of every stockholder’s investment.
For the past seven years, we have attempted to work with management to help solve the Company’s issues, yet they have continually refused to engage with us constructively.
Despite its recent problems, CYDY is fundamentally a great company with promising future prospects. Leronlimab is an extraordinary drug — a powerful monoclonal antibody therapy that has the advantage of having relatively few side effects, lower toxicity and less frequent dosing requirements, as compared to other drug therapies currently in use to treat HIV. We believe that Leronlimab has the potential for multiple other therapeutic indications, including as a treatment for various forms of cancer. We want to see Leronlimab brought to market as quickly as possible and are frustrated with CYDY’s failure to receive FDA approval. We believe that with new leadership and the appropriate execution, CYDY can obtain FDA approval and commence commercial sales of Leronlimab, finally generating revenues for stockholders.
The five director candidates we have nominated (the “Nominees”) — Dr. Thomas Errico, Dr. Bruce Patterson, Paul A. Rosenbaum, Dr. Peter Staats and Melissa Yeager — are among the most respected leaders in the relevant fields of medicine, regulatory oversight and corporate finance, and would bring fresh perspectives to the Board. Our Nominees are committed to providing effective, fact-based oversight to both management and the drug development process. Our Nominees include candidates who have strong working relationships with the FDA and have significant experience navigating the FDA’s regulatory landscape. We believe that this slate of director nominees can lead CYDY to becoming a truly world-class pharmaceutical company.
Biographies of the Investor Group’s nominees (in alphabetical order):
Thomas Errico, M.D.
•
Dr. Errico is a world class surgeon, entrepreneur, and FDA consultant.

•
Dr. Errico currently serves as an Associate Director of Pediatric Orthopedic and Neurosurgical Spine at Nicklaus Children’s Hospital Center for Spinal Disorders in Miami, Florida, where he specializes in pediatric spinal deformities.

•
Dr. Errico previously served over two decades as Chief of the Division of Spine at NYU Langone Medical Center.

Bruce K. Patterson, M.D.
•
Dr. Patterson graduated from the University of Michigan with a Bachelor of Science in microbiology and received his M.D. from the Feinberg School of Medicine at Northwestern University and is a leading authority on the effects of viral pathogens on the human immune system.

•
Dr. Patterson currently serves as a Founder and Chief Executive Officer of IncellDx, Inc. (“IncellDx”), a leading biotechnology molecular diagnostics company.

•
Dr. Patterson previously served as an Associate Professor and Medical Director of Diagnostic Virology at Stanford University Hospitals and Clinics, where he was also Director of Clinical Virology, and Co-Director of the AIDS Research Center.

Paul A. Rosenbaum
•
Mr. Rosenbaum previously served as Chief Partner at Rosenbaum Law Center, a private law firm specializing in corporate and administrative law. He previously served in the Michigan Legislature from 1972 to 1978, chairing the House Judiciary Committee, and served as legal counsel to Michigan’s Speaker of the House.

•
Mr. Rosenbaum currently serves as Co-Founder and Chief Executive Officer of SWR Corporation (“SWR”), which designs, sells and markets specialty industrial chemicals.

•
Mr. Rosenbaum previously served as Chief Executive Officer and Chairman of the Board of Directors of global media measurement and research company Rentrak Corporation.

Peter Staats, M.D., MBA
•
Dr. Staats is one of the world’s foremost pain management doctors.

•
Dr. Staats currently serves as Chief Medical Officer of electroCore, Chief Medical Officer of the National Spine and Pain Centers, the largest pain practice in the United States, and President of the World Institute of Pain.

•
Dr. Staats previously served as Division Chief and Director of Johns Hopkins Hospital’s Division of Pain Medicine.

Melissa A. Yeager, J.D.
•
Ms. Yeager is an expert in pharmaceutical, medical device, and biotechnology regulatory affairs.

•
Ms. Yeager currently serves as Principal for Regulatory Consulting Group, a regulatory affairs and compliance consultant for development-stage biopharmaceutical companies, and Operating Partner at Accelerator Life Science Partners.

•
Ms. Yeager previously served as Senior Vice President of Regulatory Affairs at Alder Biopharmaceuticals, Inc., Chief Regulatory Officer of Breath Therapeutics, Chief Operating Officer of Cardeas Pharma Corporation and Vice President of Regulatory Affairs at Gilead Sciences.

We are mindful that replacing an incumbent board of directors in its entirety represents an extraordinary step, and we take that responsibility very seriously.
We currently view CYDY as having the potential to achieve tremendous improvement in financial, operational, and stock-price performance under the guidance of a newly constituted and highly esteemed Board committed to serving the best interests of all stockholders.
If elected, our Nominees, subject to their fiduciary duties, are committed to implementing a comprehensive turnaround plan aimed at unlocking the full potential of CYDY. We look forward to publicly releasing a comprehensive turnaround plan over the coming weeks and months. While we have confidence that our Nominees’ plans for CYDY will put the Company on the right path towards substantial stockholder value creation, there can be no assurance that the implementation of this comprehensive turnaround plan will ultimately enhance stockholder value. In the event that our Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our Nominees, including the implementation of any turnaround plan, will be adopted or supported by the Board.
There are currently six directors serving on the Board, all of whom have terms expiring at the Annual Meeting.1 Through the attached Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect only our five Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. At the time the Investor Group submitted its formal nomination notice to the Company, the Board was comprised of five directors, and the Investor Group proposed a full slate of director nominees. Subsequently the Board increased its size to six and appointed a new director. At this time, it is unclear what slate the Board intends to nominate for election at the Annual Meeting. It is presently the intention of the Investor Group to nominate a full slate of directors, and the Investor Group reserves the right to nominate additional nominees.
We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating, and returning the enclosed WHITE proxy card today. The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the stockholders on or about                  , 2021.
If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating, and returning a later dated proxy or by voting in person at the Annual Meeting.
If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.
Thank you for your support.
/s/ Paul A. Rosenbaum
/s/ Jeffrey P. Beaty
/s/ Arthur L. Wilmes

The Company has not yet announced its nominees for election at the Annual Meeting, including whether it will maintain its current Board size of six directors. Once the Company announces its nominees and the number of seats up for election at the Annual Meeting, the Investor Group will make any necessary updates to this cover letter and the attached Proxy Statement.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Investor Group’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
Banks and Brokers Call Collect: (212) 297-0720
All Others Call Toll Free: (844) 202-7428
E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 20, 2021
2021 ANNUAL MEETING OF STOCKHOLDERS
OF
CYTODYN INC.

PROXY STATEMENT
OF
PAUL A. ROSENBAUM
JEFFREY P. BEATY
ARTHUR L. WILMES

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY
Paul A. Rosenbaum (“Mr. Rosenbaum”), Jeffrey P. Beaty (“Mr. Beaty”) and Arthur L. Wilmes (“Mr. Wilmes” and, together with Mr. Rosenbaum and Mr. Beaty, the “Investor Group” or “we”) are significant stockholders of CytoDyn Inc., a Delaware corporation (“CYDY” or the “Company”), who together with the Nominees (as defined herein) beneficially own in the aggregate approximately 1% of the outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, based on a total number of 612,875,224 Common Stock outstanding as of March 31, 2021.
We are seeking to elect five nominees to the Company’s Board of Directors (the “Board”) because we believe that the Board must be significantly reconstituted to ensure that the interests of the stockholders, the true owners of CYDY, are appropriately represented in the boardroom. We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. We are seeking your support at the Company’s 2021 Annual Meeting of Stockholders, scheduled to be held on                  , 2021 at             Eastern Time at                   (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following purposes2:
1.
Election of the Investor Group’s five director nominees, Thomas Errico, M.D., Bruce Patterson, M.D., Paul A. Rosenbaum, Peter Staats, M.D. and Melissa Yeager (each a “Nominee” and, collectively, the “Nominees”) to hold office until the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and until their respective successors have been duly elected and qualified;

2.
Ratification of the selection of Warren Averett, LLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2022;

3.
A non-binding advisory vote to approve the Company’s executive compensation; and

4.
The transaction of any other business as may properly come before the Annual Meeting or any postponements or adjustments thereof.

The Company has not yet set a record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).
This Proxy Statement and the enclosed WHITE proxy card are first being furnished to stockholders on or about                  , 2021.
There are currently six directors serving on the Board, all of whom have terms expiring at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed

2
As of the date of this Proxy Statement, the Company’s proxy statement has not yet been filed with the SEC. The proposal numbers in this Proxy Statement may not correspond to the proposal numbers that will be used in the Company’s proxy statement. Certain information in this Proxy Statement will be updated after the Company’s proxy statement is filed.

WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. See the “Voting and Proxy Procedures” section of this Proxy Statement for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees. If all of our Nominees are elected, they will constitute a majority of the Board. At the time the Investor Group submitted its formal nomination notice to the Company, the Board was comprised of five directors, and the Investor Group proposed a full slate of director nominees. Subsequently the Board increased its size to six and appointed a new director. At this time, it is unclear what slate the Board intends to nominate for election at the Annual Meeting. It is presently the intention of the Investor Group to nominate a full slate of directors, and the Investor Group reserves the right to nominate additional nominees.
As of the date hereof, the members of the Investor Group and the Nominees collectively beneficially own 6,087,946 shares of Common Stock (the “Group Shares”). We intend to vote all of the Group Shares FOR the election of the Nominees, [FOR/AGAINST] the ratification of the appointment of Warren Averett, LLC as the Company’s independent registered public accounting firm, and [FOR/AGAINST] an advisory (non-binding) proposal concerning the Company’s executive compensation program, as described herein. While we currently intend to vote all of the Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.
The mailing address of the principal executive offices of the Company is 1111 Main Street, Suite 660, Vancouver, Washington 98660. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
THIS SOLICITATION IS BEING MADE BY THE INVESTOR GROUP ONLY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE INVESTOR GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.
THE INVESTOR GROUP URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.
IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting — This Proxy Statement and our WHITE proxy card are available at
[                 ]

IMPORTANT
Your vote is important, no matter how few shares of Common Stock you own. The Investor Group urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with the Investor Group’s recommendations on the other proposals on the agenda for the Annual Meeting.
•
If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to the Investor Group, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our five Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.
If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Investor Group’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
Banks and Brokers Call Collect: (212) 297-0720
All Others Call Toll Free: (844) 202-7428
Email: info@okapipartners.com

BACKGROUND TO THE SOLICITATION
The following is a chronology of material events leading up to this proxy solicitation:
•
On April 8, 2021, Mr. Rosenbaum and Mr. Wilmes delivered a letter to the independent members of the Board outlining concerns regarding certain public disclosures made by the Company and its Chief Executive Officer.

•
On April 22, 2021, Mr. Rosenbaum and Mr. Wilmes delivered a letter to the independent members of the Board regarding the Company’s delay in addressing issues associated with the FDA’s response to the Company’s HIV Biologics License Applications filing.

•
On May 24, 2021, the Investor Group and the other reporting persons listed therein filed a Schedule 13D with the U.S. Securities and Exchange Commission (the “SEC”) disclosing a 5.7% ownership position in CYDY and reflecting a general intention to effect change at the Company.

•
On June 8, 2021, the Investor Group and the other reporting persons therein filed Amendment No. 1 to its Schedule 13D with the SEC disclosing a 7.7% ownership position in CYDY.

•
On June 30, 2021, the Investor Group privately delivered a letter (the “2021 Nomination Letter”) to the Company, in accordance with its organizational documents, nominating Thomas Errico, M.D., Bruce Patterson, M.D., Paul A. Rosenbaum, Peter Staats, M.D. and Melissa Yeager for election to the Board at the 2021 annual meeting of stockholders (the “2021 Annual Meeting”).

•
On June 30, 2021, the Investor Group issued a press release announcing its nomination of the Nominees and its delivery of a letter to the Board outlining the Investor Group’s concerns regarding the operating and financial performance and governance and compensation issues at the Company and the need for a reconstituted Board to help put the Company on a better path forward.

•
On June 30, 2021, the Board approved the appointment of Gordon A. Gardiner as a director of the Company, effective July 1, 2021.

•
On July 2, 2021, the Investor Group and the other reporting persons therein, including the Investor Group, filed Amendment No. 2 to its Schedule 13D with the SEC disclosing a 7.3% ownership position in CYDY and disclosing the nomination of the Nominees.

•
On July 16, the Investor Group sent a letter to the Chairman of the Audit Committee of the Company, Alan P. Timmins, outlining the Investor Group’s concerns regarding certain recent financing activities and the Company’s current liquidity position.

•
As of July 20, 2021, the Company has thus far refused to engage with the Investor Group in any meaningful way regarding Board composition.

•
On July 20, 2021, the Investor Group filed this preliminary proxy statement with the SEC.

REASONS FOR THE SOLICITATION
WE BELIEVE THE TIME FOR SUBSTANTIAL CHANGE IS NOW
We are steadfast believers in the tremendous potential of the Company’s drug, Leronlimab, to treat HIV, cancer and autoimmune diseases. We believe that if the Company is successful in receiving U.S. Food and Drug Administration (“FDA”) approval for Leronlimab, many lives will be saved, and tremendous value will be created for the Company’s stockholders.
We firmly believe that CYDY is deeply undervalued and that management and the Board have mishandled their stewardship of Leronlimab, thereby failing to capitalize on significant opportunities to unlock substantial value for all stockholders. As a result of their mismanagement, the Company continually posts sizeable losses despite the tremendous potential of Leronlimab.
CYDY’s growth hinges on the immediate success of Leronlimab. The tenures of CYDY’s Chief Executive Officer, Nader Pourhassan (“Dr. Pourhassan”), and its Chairman/Chief Medical Officer, Dr. Scott Kelly (“Dr. Kelly”), have been marked by consistent failure to meet FDA expectations, leading to a poor and unsalvageable relationship between CYDY and its primary regulator. CYDY needs leadership that can obtain regulatory approval for the drug in an expedient fashion in order to generate significantly improved financial results and, in turn, drive enhanced value of every stockholder’s investment.
CYDY needs a new direction. For the above reasons, we are soliciting your support at the Annual Meeting to elect our five highly qualified Nominees. We believe these Nominees’ experience and skill will help lead the Company to vastly improved performance and that they will institute better corporate governance practices at CytoDyn.
In our view, the primary reason for CYDY’s depressed market value is the Company’s repeated failure to execute critical clinical trials and receive necessary FDA approvals despite possessing all the necessary resources. In 2020, CYDY ran two clinical trials for Leronlimab, both of which were unsuccessful due to management’s and the Board’s poor execution. The trials were ill-conceived and, as a result, consistently failed to meet their primary endpoints. In fact, the FDA’s request that the Company initiate a completely new clinical trial, rather than simply amend the current one, is further evidence that the design and implementation of CD12 was destined for failure from the start. Instead of finalizing the Biologics License Application (“BLA”) for HIV and in parallel pursuing COVID-19 trials that could succeed, CYDY under Dr. Pourhassan’s leadership has seemingly attempted to circumvent the FDA trial process and deceive stockholders about the status of Leronlimab and its future prospects.
One of the keys to a successful FDA application is an effective relationship between the applicant and the FDA, and an understanding of the expectations of the FDA and its requirements. Ineffective communication combined with stop and go application processes have led to a poor relationship with the FDA, resulting in failure to receive approvals and, thus, no revenue generation.
Dr. Pourhassan’s and Dr. Kelly’s tenures at CYDY have been marked by a consistent failure to meet FDA expectations leading to a poor and unsalvageable relationship. The FDA has repeatedly refused to authorize CYDY-led clinical trials or even authorize applications, putting the Company in an extremely precarious position from an operational and financial perspective.
The Current Board Has Been Largely Unreceptive to Stockholders’ Input
For the past seven years, we have remained patient with CYDY’s leadership as they have continued to promise that FDA approval for Leronlimab is just around the corner. During this time, we have sought to be constructive investors, attempting to work with management to help solve the Company’s issues, yet they have continually refused to accept advice from highly qualified professionals outside of their inner circle. Over recent months, it has become clear that the Company has made virtually no progress in addressing the significant managerial and operational deficiencies that have destroyed stockholder value and led to unacceptable delays.

We Believe There is a Better Path Forward for CYDY
Despite its recent problems, CYDY is fundamentally a great company with promising future prospects. Leronlimab is an extraordinary drug — a powerful monoclonal antibody therapy that has the advantage of having relatively few side effects, lower toxicity and less frequent dosing requirements, as compared to other drug therapies currently in use to treat HIV. We believe that Leronlimab has the potential for multiple other therapeutic indications, including as a treatment for various forms of cancer. We want to see Leronlimab brought to market as quickly as possible and are frustrated with CYDY’s failure to receive FDA approval. We believe that with new leadership and the appropriate execution, CYDY can obtain FDA approval and commence commercial sales of Leronlimab, finally generating revenues.
CYDY needs a new plan. We are confident you will find the slate of professionals we are nominating to be incredibly well-qualified to serve as directors of the Company. Our Nominees — Dr. Thomas Errico, Dr. Bruce Patterson, Paul A. Rosenbaum, Dr. Peter Staats and Melissa Yeager — are among the most respected leaders in the relevant fields of medicine, regulatory oversight and corporate finance, and would bring fresh perspectives to the Board. Our nominees bring substantial experience in corporate and administrative law; strategic transformation; and public company governance. Collectively, they have decades of experience as chief executive officers, senior executives, chairmen and directors of well-performing companies. Our Nominees are committed to providing effective, fact-based oversight to both management and the drug development process. Our Nominees include candidates who have strong working relationships with the FDA and have significant experience navigating the FDA’s regulatory landscape. We believe that this slate of Nominees can lead CYDY to becoming a truly world-class pharmaceutical company.
If elected, our Nominees, subject to their fiduciary duties, are committed to implementing a comprehensive turnaround plan aimed at unlocking the full potential of CYDY. We look forward to publicly releasing a comprehensive turnaround plan over the coming weeks and months. While we have confidence that our Nominees’ plans for CYDY will put the Company on the right path towards substantial stockholder value creation, there can be no assurance that the implementation of this comprehensive turnaround plan will ultimately enhance stockholder value. In the event that our Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our director nominees, including the implementation of any turnaround plan, will be adopted or supported by the Board.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board is currently composed of six directors, each with terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our five Nominees, Thomas Errico, M.D., Bruce K. Patterson, M.D., Paul A. Rosenbaum, Peter Staats, M.D. and Melissa A. Yeager, J.D., who, if elected at the Annual Meeting would constitute the entire Board. At the time the Investor Group submitted its formal nomination notice to the Company, the Board was comprised of five directors, and the Investor Group proposed a full slate of director nominees. Subsequently the Board increased its size to six and appointed a new director. At this time, it is unclear what slate the Board intends to nominate for election at the Annual Meeting. It is presently the intention of the Investor Group to nominate a full slate of directors, and the Investor Group reserves the right to nominate additional nominees.
THE NOMINEES
The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States.
Thomas Errico, M.D., age 69, is a world-class surgeon, entrepreneur, and FDA consultant, and has served as Associate Director of Pediatric Orthopedic and Neurosurgical Spine at Nicklaus Children’s Hospital Center for Spinal Disorders in Miami, Florida since January 2019, where he specializes in pediatric spinal deformities. Prior to joining Nicklaus Children’s Hospital, Dr. Errico served for over two decades as Chief of the Division of Spine at NYU Langone Medical Center. While working at NYU Langone, Dr. Errico co-founded SpineCore, Inc. (“SpineCore”), a spine technology company focused on alleviating spinal pain without immobilizing spinal segments. In 2004 SpineCore was sold to Stryker Corporation (“Stryker”) where Dr. Errico remains a member of the company’s board of directors. Dr. Errico also co-founded electroCore, Inc. (“electroCore”), which specializes in neuromodulation. He led the company through venture funding before and it’s 2018 IPO. He currently serves on the company’s board of directors and is its principal investor. In 2004, Dr. Errico also co-founded K2M, a developer of innovative complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat complicated spinal pathologies. K2M was acquired by Stryker in 2018. Formerly, Dr. Errico was the Chief of the Division of Spine Surgery in the Department of Orthopedics at NYU Langone Medical Center and NYU Langone Orthopedic Hospital from 1997 to 2018. Throughout his career, Dr. Errico has built a strong relationship with the FDA, developing over 150 patents and serving as a consultant to companies including Pfizer and Howmedica. Additionally, he has served as president of the North American Spine Society and the International Society for the Advancement of Spine Surgery, and was instrumental in founding the International Association of Spine Patients. Dr. Errico received his undergraduate degree from Rutgers University before completing a residency in orthopedics at NYU Langone Medical Center and a fellowship in spine surgery at Toronto General Hospital in Canada. The Investor Group believes Dr. Errico’s medical and FDA expertise, as well as his industry knowledge, will make him a valuable addition to the Board.
Bruce Patterson, M.D., age 63, is a leading authority on the effects of viral pathogens on the human immune system. He currently serving as Founder and, since October 2009, Chief Executive Officer of IncellDx, a leading biotechnology molecular diagnostics company. In this role, Dr. Patterson has pioneered technologies that have led to advances in detection, prognosis, and treatment of patients infected with HIV, HPV, cervical cancer, COVID-19, and other diseases. Dr. Patterson has also created companion diagnostics for FDA clinical trials run by Merck, Pfizer, and others, and has 91 issued and pending patents worldwide. Dr. Patterson previously served as an Associate Professor and Medical Director of Diagnostic Virology at Stanford University Hospitals and Clinics, where he was also Director of Clinical Virology, and Co-Director of the AIDS Research Center. While at Stanford, Dr. Patterson was selected by his peers to enroll in the esteemed Physician Leadership Program taught by Stanford’s Graduate School of Business faculty. Dr. Patterson graduated from the University of Michigan with a Bachelor of Science in microbiology and received his M.D. from The Feinberg School of Medicine at Northwestern University. The Investor Group believes that Dr. Patterson’s medical and industry expertise will make him a valuable addition to the Board.
Paul A. Rosenbaum, age 78, is the Founder and Chief Executive Officer of SWR, which designs, sells, and markets specialty industrial chemicals. Prior to SWR, Mr. Rosenbaum was Chief Executive Officer and Chairman of the Board of Directors of global media measurement and research company Rentrak Corporation from September 2000 until June 2009, a NASDAQ-company, before being sold to comScore. Mr. Rosenbaum was previously Chief Partner at Rosenbaum Law Center, a private law firm specializing in corporate and administrative law. He also served in the Michigan Legislature from 1972 to 1978, chairing the House Judiciary Committee, and served as legal counsel to Michigan’s Speaker of the House. Mr. Rosenbaum currently sits on The Providence St. Vincent Medical Foundation Council of Trustees and The Providence Heart & Vascular Institute Foundation Advisory Council. He was President of the Providence St. Vincent Medical Foundation Counsel of Trustees from 2015 to 2017. He was also appointed by former Oregon governor Ted Kulongoski to serve on the nine-member Board of Commissioners for The Port of Portland, and by current Oregon governor Kate Brown to serve as Chairperson of the Oregon Liquor Control Commission in March 2017 and continues to serve in that position. Mr. Rosenbaum received his undergraduate degree from Springfield College and his graduate degree from George Washington University. The Investor Group believes Mr. Rosenbaum’s legal expertise, as well as his industry knowledge, will make him a valuable addition to the Board.
Melissa Yeager, age 67, is an expert in pharmaceutical, medical device, and biotechnology regulatory affairs. Since 2020, Ms. Yeager has served as Principal of Regulatory Consulting Group, a regulatory affairs and compliance consultant for development-stage biopharmaceutical companies and Senior Vice President of Jaguar Health. In these roles, Ms. Yeager develops and reviews technical, preclinical, and clinical data for regulatory submission to both U.S. and international agencies, and also serves as a regulatory and compliance liaison to global agencies. Ms. Yeager also serves as the Operating Partner at Accelerator Life Science Partners, where she helps identify new investment areas and provides regulatory support. From 2018 to 2019, Ms. Yeager was Senior Vice President of Regulatory Affairs at Alder Biopharmaceutics, Inc., where she was the lead strategist for comprehensive regulatory approval pathways of biologic and neurologic products. She has also served as Chief Regulatory Officer of Breath Therapeutics from 2017 to 2018, Chief Operating Officer of Cardeas Pharma Corporation from 2010 to 2016, and Vice President of Regulatory Affairs at Gilead Sciences from 2003 to 2009. Ms. Yeager graduated from Stanford University with a B.A. in Human Biology and earned her J.D. from Santa Clara University School of Law. She has served on the boards of the Burke Museum of Natural History and Culture and the University of Washington Robinson Center Advisory Board. The Investor Group believes that Ms. Yeager’s regulatory affairs and compliance expertise will make her a valuable addition to the Board.
Peter Staats, M.D., MBA, age 58, is one of the world’s foremost pain management doctors, currently serving as Chief Medical Officer of electroCore (since 2017); Chief Medical Officer of the National Spine and Pain Centers, the largest pain practice in the U.S. (since 2017); and President of the World Institute of Pain (since 2020). In these roles, he helps develop and implement minimally invasive procedures for chronic pain, as well as neuromodulation strategies. Dr. Staats began his career as a Physician at Johns Hopkins Hospital before founding the hospital’s Division of Pain Medicine, in which he served as division chief and director for a decade. In this capacity, he was the youngest major division chief in the history of Johns Hopkins Hospital and was the first anesthesiologist to obtain surgical privileges at any academic university in the United States. Dr. Staats went on to become a founding partner of Premier Pain Centers, where he served as Co-Managing Partner until its merger with the National Spine and Pain Centers, and Co-Founder of electroCore, along with Dr. Errico. Dr. Staats has a long track record of working with the FDA, having served as the co-principal investigator on the largest randomized controlled trial ever performed on intrathecal pumps, and principal investigator on the first large scale trial on a novel intrathecal agent for pain. His patents have led to the use of novel pharmacologic agents, including Qutenza, Prialt, and Gammacore. Additionally, he currently serves as president of the World Institute of Pain (“WIP”) and was previously chairman of the Board of Examination of the WIP. He has also served as president of the North American Neuromodulation Society, American Society of Interventional Pain Physicians, New Jersey Society of Interventional Pain Physicians, and the Southern Pain Society, and was selected to serve on the United States

Health and Human Services pain task force subcommittee, where he helped define appropriate treatment societies for pain in America. Dr. Staats received his undergraduate degree from University of California Santa Barbara before earning his medical degree from the University of Michigan Medical School. He went on to complete his residency and fellowship training at the Johns Hopkins University School of Medicine. He also holds an MBA from Johns Hopkins. The Investor Group believes Dr. Staats’ medical expertise, his understanding of the FDA and regulatory path and his familiarity with corporate governance will make him a valuable addition to the Board.
The business address of Dr. Errico is 3100 S.W. 62nd Avenue, Miami, Florida 33155. The business address of Dr. Patterson is 1541 Industrial Rd., San Carlos, California 95070. The business address of Mr. Rosenbaum is 2945 NW Luray Terrace, Portland, Oregon 97210. The business address of Dr. Staats is 1911 Beach Avenue, Atlantic Beach, Florida 32233. The business address of Ms. Yeager is 2030 8th Ave, Unit 404, Seattle, Washington 98077.
As of the date hereof, Dr. Errico owns 2,508,705 shares of Common Stock. As of the date hereof, Dr. Patterson owns 569,242 shares of Common Stock. As of the date hereof, Mr. Rosenbaum owns 1,300,000 shares of Common Stock. As of the date hereof, Dr. Staats owns 700,000 shares of Common Stock. As of the date hereof, Ms. Yeager owns 0 shares of Common Stock. As of the date hereof, Mr. Wilmes owns 90,000 shares of Common Stock. As of the date hereof, Mr. Beaty owns 919,999 shares of Common Stock. The Nominees purchased the shares on the open market, except as stated in Schedule II. For information regarding transactions in securities of the Company during the past two years by the Nominees, please see Schedule I.
The Investor Group believes that each of Dr. Errico, Mr. Rosenbaum, Dr. Staats and Ms. Yeager presently are, and if elected as a director of the Company, each would be, an “independent director” within the meaning of applicable OTC Markets listing standards applicable to board composition.
Each of the Nominees may be deemed to beneficially own the shares of Common Stock owned in the aggregate by the other Nominees and the Investor Group. Each of the Nominees specifically disclaims beneficial ownership of the shares of Common Stock owned by the other participants in this solicitation. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, please see Schedule I.
Other than as stated herein, there are no arrangements or understandings between the Investor Group and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to serve as a director nominee of the Company, to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.
If the Investor Group is successful in obtaining stockholder approval for the election of such number of the Nominees at the Annual Meeting that shall constitute a majority of the Board (a “Board Majority”), then a change of control of the Board may be deemed to have occurred under certain of the Company’s material contracts. Based on a review of the Company’s material contracts and agreements, such a change of control may trigger certain change of control provisions or payments contained therein as described below.
Pursuant to the Company’s 2012 Equity Incentive Plan (the “2012 Plan”), a change in control occurs, among other things, if a majority of the members of the Company’s Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election. In the event the Investor Group is successful in electing a Board Majority at the Annual Meeting, a change of control under the 2012 Plan would be triggered. Under the 2012 Plan, a change in control may accelerate the vesting of outstanding options and stock appreciation rights.
Pursuant to the Company’s employment agreements entered into between the Company and its executive officers (the “Employment Agreements”), a change in control occurs, among other things, if a majority of the members of the Company’s Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election. In the event the Investor Group is successful in electing a Board Majority at the Annual Meeting, a change of control under the Employment Agreements would be triggered. Under the Employment Agreements, if the executive officer’s employment is terminated under certain circumstances within twelve (12) months following a change in control of the Company, the executive officer will, in full discharge of all of the Company’s obligations to the executive officer, be entitled to receive change in control payments and severance payments.
The Investor Group has not independently verified if the copies of the agreements publicly filed by the Company with the SEC and discussed above (collectively, the “Company Agreements”) are the same as the actual executed copies of the agreements, and the analyses above are based on our review of the Company’s public SEC filings. While we are not aware of any, there may be other agreements that may be triggered by a change in control in connection with the nomination and/or election of the Nominees. The discussion of the potential impact of the nomination is based entirely upon our review of the Company Agreements. Notwithstanding the foregoing, the Investor Group would expect the Board, consistent with its fiduciary duties, to take any and all action necessary to render inapplicable any change in control provision that would be triggered by the nomination and/or election of the Nominees under the Company Agreements, as necessary and to the extent applicable and permitted.
We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated By-laws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Investor Group that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.
WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As discussed in further detail in the Company’s proxy statement, the Board has selected Warren Averett, LLC as the Company’s independent registered public accounting firm to examine the Company’s financial statements for the fiscal year ending May 31, 2022. Although the selection of independent auditors is not required to be submitted to a stockholder vote by the Company’s governance documents or applicable law, the Board has decided to ask the stockholders to ratify the selection. According to the Company’s proxy statement, if the selection is not ratified, the Audit Committee will reconsider its selection.
[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR”/“AGAINST”] THIS PROPOSAL.]

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
As disclosed in the Company’s proxy statement, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) included a provision that requires public companies to hold an advisory stockholder vote to approve or disapprove the compensation of their named executive officers. The Dodd-Frank Act also included a provision providing stockholders of a public company the opportunity to vote, on an advisory basis, on how frequently they would like the company to hold an advisory vote on the compensation of executive officers. At the 2021 Annual Meeting, CYDY’s stockholders approved the Board’s recommendation that an advisory vote on executive compensation be conducted annually. Accordingly, the Company is conducting an advisory vote to approve the compensation of its executive officers again this year. Accordingly, the Company is asking stockholders to vote for the following resolution:
[“RESOLVED, that the compensation paid to named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the executive compensation tables and accompanying footnotes and narrative discussion, is hereby approved.”]
[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL] AND INTEND TO VOTE OUR SHARES [“FOR”/“AGAINST”] THIS PROPOSAL.

VOTING AND PROXY PROCEDURES
Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, the Investor Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.
Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [FOR/AGAINST] the ratification of the appointment of Warren Averett, LLC as the Company’s independent registered public accounting firm, [FOR/AGAINST] an advisory (non-binding) proposal concerning the Company’s executive compensation program and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.
The Board is currently composed of six directors, each with terms expiring at the Annual Meeting. According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate             candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees. The participants in this solicitation intend to vote the Group Shares in favor of the Nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected.
While we currently intend to vote all of the Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.
QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING
A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote will be considered a quorum for the transaction of business.
Abstentions and “broker non-votes,” if any, will be considered present for purposes of determining the presence of a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.
If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.
If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum but will not be voted on the proposals.
VOTES REQUIRED FOR APPROVAL
Election of Directors — The             nominees for director receiving the highest number of affirmative votes will be elected as directors of the Company, provided that a quorum is present. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.
Ratification of the Appointment of Accounting Firm — According to the Company’s proxy statement, assuming that a quorum is present, the appointment of Warren Averett, LLC as CYDY’s independent registered public accounting firm for the fiscal year ending May 31, 2022 will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.
Advisory Vote on Executive Compensation — According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the compensation of GCP’s named executive officers will be approved, on an advisory, non-binding basis, if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.
Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Investor Group’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.
REVOCATION OF PROXIES
Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Investor Group in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 1111 Main Street, Suite 660, Vancouver, Washington 98660 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Investor Group in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.
IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this Proxy Statement is being made by the Investor Group only. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.
The Investor Group has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed

$[           ], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Investor Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. CCTV Proxy Group, LLC, an entity controlled by Paul Rosenbaum (“CCTV”), will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately [      ] persons to solicit stockholders for the Annual Meeting.
The entire expense of soliciting proxies is being borne by CCTV. Costs of this solicitation of proxies are currently estimated to be approximately $[           ] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). CCTV estimates that through the date hereof its expenses in furtherance of, or in connection with, the solicitation are approximately $[           ]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation. CCTV may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.
ADDITIONAL PARTICIPANT INFORMATION
The members of the Investor Group, CCTV and the Nominees are participants in this solicitation. The principal occupation of Dr. Errico is practicing as a surgeon and co-founding companies in the medical field. The principal occupation of Dr. Patterson is serving as Chief Executive Officer of IncellDx and leading scientific studies on the effects of viral pathogens on the human immune systems. The principal occupation of Mr. Rosenbaum is Chief Executive Officer and Chairman of SWR, a specialty chemical business. The principal occupation of Dr. Staats is serving a Chief Medical Officer of electroCore; Chief Medical Officer of the National Spine and Pain Centers; and President of the World Institute of Pain. The principal occupation of Ms. Yeager is working as a regulatory affairs consultant in the pharmaceutical, medical device and biotechnology fields. The principal occupation of Mr. Wilmes is serving as a consultant at Step2 Management, Inc. The principal occupation of Mr. Beaty is serving as a member of the board of directors of IncellDx.
The business address of Dr. Errico is 3100 S.W. 62nd Avenue, Miami, Florida 33155. The business address of Dr. Patterson is 1541 Industrial Rd., San Carlos, California 95070. The business address of Mr. Rosenbaum is 2945 NW Luray Terrace, Portland, Oregon 97210. The business address of Dr. Staats is 1911 Beach Avenue, Atlantic Beach, Florida 32233. The business address of Ms. Yeager is 2030 8th Ave, Unit 404, Seattle, Washington 98077. The business address of Mr. Wilmes is 7904 Traders Hollow Lane, Indianapolis, Indiana 46278. The business address of Mr. Beaty is 3514 N Seeley Ave., Chicago, Illinois 60618. The address of CCTV is 2945 NW Luray Terrace, Portland, Oregon 97210.
As of the date hereof, Dr. Errico owns 2,508,705 shares of Common Stock. As of the date hereof, Dr. Patterson owns 569,242 shares of Common Stock. As of the date hereof, Mr. Rosenbaum owns 1,300,000 shares of Common Stock. As of the date hereof, Dr. Staats owns 700,000 shares of Common Stock. As of the date hereof, Ms. Yeager owns 0 shares of Common Stock. As of the date hereof, Mr. Wilmes owns 90,000 shares of Common Stock. As of the date hereof, Mr. Beaty owns 919,999 shares of Common Stock. As of the date hereof, CCTV owns 0 shares of Common Stock. Each participant in this solicitation may be deemed to beneficially own the 6,056,835 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, please see Schedule I.
The shares of Common Stock owned directly by each member of the Investor Group were purchased with personal funds (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business), except as otherwise noted, as set forth in Schedule II.
Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.
There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), occurred during the past 10 years.
STOCKHOLDER PROPOSALS
According to the Company’s proxy statement for the Annual Meeting, a stockholder who intends to propose business, including stockholder nominations for director candidates, at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), other than pursuant to Rule 14a-8 of the Exchange Act, must comply with the requirements set forth in the Bylaws. Among other things, a stockholder must give written notice to the Company of the intent to propose business for the 2022 Annual Meeting not earlier than the close of business on the 120th day prior to, and not later than the close of business on the 90th day prior to, the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, based upon the Annual Meeting date of                  , 2021, CYDY’s Secretary must receive notice of a stockholder’s intent to nominate directors or propose business for the 2022 Annual Meeting, no sooner than the close of business on                  , and no later than the close of business on                  . Notwithstanding the foregoing, if the date of the 2022 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the Annual Meeting, then notice by the stockholder to be timely must be delivered not later than the close of business on the later of (i) the 90th day prior to the date of the 2022 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made.
According to the Company’s proxy statement for the Annual Meeting, pursuant to Rule 14a-8 of the Exchange Act, the Company must receive stockholder proposals submitted pursuant to such Rule, in writing by                  , to consider them for inclusion in the Company’s proxy materials for the Annual Meeting.
The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Investor Group that such procedures are legal, valid or binding.
OTHER MATTERS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. The Investor Group will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the following address or phone number: 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or call toll free at +1 (844) 202-7428. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.
The Investor Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Investor Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.
ADDITIONAL INFORMATION
WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. IF THE COMPANY DOES NOT DISTRIBUTE THE COMPANY’S PROXY STATEMENT TO STOCKHOLDERS AT LEAST TEN DAYS PRIOR TO THE ANNUAL MEETING, WE WILL DISTRIBUTE TO THE STOCKHOLDERS A SUPPLEMENT TO THIS PROXY STATEMENT CONTAINING SUCH DISCLOSURES AT LEAST TEN DAYS PRIOR TO THE ANNUAL MEETING. WE TAKE NO RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF INFORMATION CONTAINED IN OR EXCERPTED FROM THE COMPANY’S PROXY STATEMENT. EXCEPT AS OTHERWISE NOTED HEREIN, THE INFORMATION IN THIS PROXY STATEMENT CONCERNING THE COMPANY HAS BEEN TAKEN FROM OR IS BASED UPON DOCUMENTS AND RECORDS ON FILE WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION. SEE SCHEDULE IV FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.
The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information. This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at http://www.sec.gov/.
Paul A. Rosenbaum
Jeffrey P. Beaty
Arthur L. Wilmes
                 , 2021

SCHEDULE I
TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS
Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
	Paul A. Rosenbaum
Common Stock	20,000	3/26/2020
Common Stock	10,000	3/26/2020
Common Stock	30,000	3/26/2020
Common Stock	10,000	3/26/2020
Common Stock	10,000	3/26/2020
Common Stock	10,000	3/26/2020
Common Stock	10,000	3/26/2020
Common Stock	14,000	3/12/2020
Common Stock	106,000	12/13/2019
Common Stock	30,000	12/10/2019
Common Stock	20,000	12/10/2019
Common Stock	16,000	11/08/2019
Common Stock	15,000	9/23/2019
Common Stock	1,000	2/14/2019
Common Stock	9,000	2/14/2019
Common Stock	2,500	1/30/2019
Common Stock	5,000	1/30/2019
Common Stock	5,000	1/30/2019
Common Stock	2,500	1/30/2019
	Arthur L. Wilmes
Common Stock	50,000	6/25/2020
Common Stock	40,000	6/30/2020
	Jeffrey P. Beaty
Common Stock	20,000	10/15/2019
Common Stock	10,000	10/15/2019
Common Stock	20.000	10/15/2019
Common Stock	2,000	10/15/2019
Common Stock	8,000	10/15/2019
Common Stock	5,000	10/17/2019
Common Stock	5,000	10/17/2019
Common Stock	3,000	10/17/2019
Common Stock	10,000	10/18/2019
Common Stock	10,000	10/18/2019
Common Stock	10,000	10/18/2019
Common Stock	10,000	10/18/2019
Common Stock	10,000	11/1/2019
Common Stock	10,000	11/1/2019
Common Stock	10,000	11/1/2019

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	10,000	11/1/2019
Common Stock	10,000	11/1/2019
Common Stock	10,000	11/1/2019
Common Stock	10,000	11/1/2019
Common Stock	3,500	11/8/2019
Common Stock	10,000	11/12/2019
Common Stock	10,000	11/12/2019
Common Stock	10,000	11/12/2019
Common Stock	10,000	11/12/2019
Common Stock	8,000	11/12/2019
Common Stock	10,000	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	5,500	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	10,000	11/19/2019
Common Stock	6,700	11/20/2019
Common Stock	10,000	12/5/2019
Common Stock	10,000	12/5/2019
Common Stock	10,000	12/5/2019
Common Stock	3,200	12/5/2019
Common Stock	100	12/5/2019
Common Stock	10,000	12/16/2019
Common Stock	10,000	12/16/2019
Common Stock	10,000	12/16/2019
Common Stock	10,000	12/16/2019
Common Stock	10,000	12/16/2019
Common Stock	14,600	12/16/2019
Common Stock	10,000	12/24/2019
Common Stock	15,400	12/24/2019
Common Stock	4,900	12/30/2019
Common Stock	(18,000)	1/24/2020
Common Stock	7,600	2/6/2020
Common Stock	2,400	2/6/2020
Common Stock	15,000	2/11/2020
Common Stock	10,000	2/11/2020
Common Stock	25,000	2/11/2020
Common Stock	3,100	2/11/2020
Common Stock	10,000	2/11/2020

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	10,000	2/11/2020
Common Stock	10,000	2/12/2020
Common Stock	10,000	2/12/2020
Common Stock	10,000	2/12/2020
Common Stock	10,000	2/13/2020
Common Stock	10,000	2/14/2020
Common Stock	10,000	2/14/2020
Common Stock	10,000	2/14/2020
Common Stock	10,000	2/18/2020
Common Stock	10,000	2/18/2020
Common Stock	10,000	2/19/2020
Common Stock	10,000	2/19/2020
Common Stock	10,000	2/19/2020
Common Stock	10,000	2/20/2020
Common Stock	10,000	2/21/2020
Common Stock	10,000	2/24/2020
Common Stock	10,000	3/5/2020
Common Stock	10,000	3/5/2020
Common Stock	10,000	3/5/2020
Common Stock	10,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	8,000	3/10/2020
Common Stock	2,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	10,000	3/10/2020
Common Stock	6,000	3/12/2020
Common Stock	20,000	3/12/2020
Common Stock	20,000	3/12/2020
Common Stock	10,000	3/12/2020
Common Stock	14,000	3/12/2020
Common Stock	4,000	3/12/2020
Common Stock	20,000	3/13/2020
Common Stock	20,000	3/13/2020
Common Stock	20,000	3/13/2020
Common Stock	20,000	3/13/2020
Common Stock	20,000	3/13/2020
Common Stock	1,000	3/13/2020
Common Stock	19,000	3/13/2020

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	2,700	3/13/2020
Common Stock	13,300	4/17/2020
Common Stock	5,000	4/17/2020
Common Stock	3,672	4/17/2020
Common Stock	828	4/17/2020
Common Stock	(20,000)	6/30/2020
Common Stock	(100)	6/30/2020
Common Stock	(19,900)	6/30/2020
Common Stock	(320)	6/30/2020
Common Stock	(4,820)	6/30/2020
Common Stock	(14,860)	6/30/2020
Common Stock	(20,000)	6/30/2020
Common Stock	20,000	6/30/2020
Common Stock	3,900	6/30/2020
Common Stock	100	6/30/2020
Common Stock	300	6/30/2020
Common Stock	3,700	6/30/2020
Common Stock	2,000	6/30/2020
Common Stock	433	6/30/2020
Common Stock	19,567	6/30/2020
Common Stock	16,000	6/30/2020
Common Stock	4,000	6/30/2020
Common Stock	500	6/30/2020
Common Stock	(100)	7/13/2020
Common Stock	(19,900)	7/13/2020
Common Stock	(20,000)	7/13/2020
Common Stock	(2,914)	7/13/2020
Common Stock	(20,000)	7/13/2020
Common Stock	(9,550)	7/13/2020
Common Stock	(5,000)	7/13/2020
Common Stock	(500)	7/13/2020
Common Stock	(4,950)	7/13/2020
Common Stock	(10,000)	1/11/2021
Common Stock	(10,000)	1/11/2021
Common Stock	(5)	1/11/2021
Common Stock	(9,995)	1/11/2021
Common Stock	(10,000)	1/12/2021
Common Stock	(250)	1/12/2021
Common Stock	(9,750)	1/12/2021
Common Stock	(1,638)	1/15/2021
Common Stock	(8,362)	1/15/2021
Common Stock	(10,000)	1/15/2021

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	(10,000)	1/25/2021
Common Stock	(10,000)	1/25/2021
Common Stock	(10,000)	1/26/2021
Common Stock	(10,000)	1/27/2021
Common Stock	(10,000)	1/27/2021
Common Stock	(10,000)	1/28/2021
Common Stock	(10,000)	1/28/2021
Common Stock	(10,000)	2/1/2021
Common Stock	(10,000)	2/1/2021
Common Stock	(10,000)	2/2/2021
Common Stock	(300)	2/2/2021
Common Stock	(5,648)	2/2/2021
Common Stock	(4,052)	2/2/2021
Common Stock	(25)	2/2/2021
Common Stock	(9,975)	2/2/2021
Common Stock	300	3/2/2021
Common Stock	6,400	3/2/2021
Common Stock	3,300	3/2/2021
Common Stock	10,000	3/2/2021
Common Stock	10,000	3/2/2021
Common Stock	10,000	3/2/2021
Common Stock	10,691	3/2/2021
Common Stock	10,000	3/4/2021
Common Stock	12,223	3/5/2021
Common Stock	10,000	3/8/2021
Common Stock	100	3/8/2021
Common Stock	4,000	3/8/2021
Common Stock	84	3/8/2021
Common Stock	5,816	3/8/2021
Common Stock	145	3/9/2021
Common Stock	3,400	3/9/2021
Common Stock	6,455	3/9/2021
Common Stock	4,100	3/9/2021
Common Stock	5,900	3/9/2021
Common Stock	10,000	3/11/2021
Common Stock	(18,400)	4/5/2021
Common Stock	(1,600)	4/5/2021
Common Stock	(18,400)	4/5/2021
Common Stock	(1,600)	4/5/2021
Common Stock	(1,235)	4/5/2021
Common Stock	(400)	4/5/2021
Common Stock	(18,365)	4/5/2021

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	(345)	4/5/2021
Common Stock	(19,655)	4/5/2021
Common Stock	(100)	4/5/2021
Common Stock	(200)	4/5/2021
Common Stock	(19,700)	4/5/2021
Common Stock	(2,570)	4/5/2021
Common Stock	(2,000)	4/5/2021
Common Stock	(15,430)	4/5/2021
Common Stock	(957)	4/5/2021
Common Stock	(19,043)	4/5/2021
Common Stock	(145)	4/5/2021
Common Stock	(19,855)	4/5/2021
Common Stock	(20,000)	4/5/2021
Common Stock	(10,000)	4/5/2021
Common Stock	(2,950)	4/5/2021
Common Stock	(100)	4/5/2021
Common Stock	(540)	4/5/2021
Common Stock	(3,410)	4/5/2021
Common Stock	(3,000)	4/5/2021
Common Stock	(4,205)	4/5/2021
Common Stock	(2,100)	4/5/2021
Common Stock	(2,645)	4/5/2021
Common Stock	(10,350)	4/5/2021
Common Stock	(700)	4/5/2021
Common Stock	(20,000)	4/5/2021
Common Stock	(20,000)	4/5/2021
Common Stock	(20,000)	4/5/2021
Common Stock	(20,000)	4/7/2021
Common Stock	(170)	4/7/2021
Common Stock	(19,830)	4/7/2021
Common Stock	20,000	4/8/2021
Common Stock	1,400	4/8/2021
Common Stock	10,604	4/8/2021
Common Stock	7,996	4/8/2021
Common Stock	20,000	4/8/2021
Common Stock	20,000	4/8/2021
Common Stock	6,000	4/8/2021
Common Stock	4,000	4/8/2021
Common Stock	10,000	4/8/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	20,000	4/9/2021
Common Stock	10,300	4/9/2021
Common Stock	9,700	4/9/2021
Common Stock	10,000	5/18/2021
Common Stock	10,000	5/18/2021
Common Stock	10,000	5/18/2021
Common Stock	8,888	5/18/2021
Common Stock	9,650	6/30/2021
Common Stock	350	6/30/2021
Common Stock	10,000	6/30/2021
Common Stock	11,111	6/30/2021
	Melissa Yeager
None.
	Bruce Patterson, M.D.
None.
	Thomas Errico, M.D.
Common Stock	10,100	1/8/2020
Common Stock	4,900	1/13/2020
Common Stock	(104,000)	3/25/2020
Common Stock	(300,000)	4/1/2020
Common Stock	(50,000)	4/2/2020
Common Stock	(50,000)	4/3/2020
Common Stock	(50,000)	4/3/2020
Common Stock	(50,000)	4/6/2020
Common Stock	100,000	4/7/2020
Common Stock	(100,000)	4/8/2020
Common Stock	(50,000)	4/15/2020
Common Stock	50,000	4/21/2020
Common Stock	(50,000)	4/30/2020
Common Stock	60,000	5/1/2020
Common Stock	(60,000)	6/16/2020
Common Stock	(20,000)	6/23/2020
Common Stock	(100,000)	6/30/2020
Common Stock	(50,000)	7/1/2020
Common Stock	(50,000)	7/1/2020
Common Stock	31,000	7/6/2020

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	(100,000)	7/22/2020
Common Stock	(100,000)	7/22/2020
Common Stock	(69,333)	9/18/2020
Common Stock	(61,000)	10/16/2020
Common Stock	(100,000)	10/16/2020
Common Stock	(30,000)	1/22/2021
Common Stock	(46,000)	1/27/2021
Common Stock	(50,000)	1/27/2021
Common Stock	(50,000)	1/28/2021
Common Stock	(50,000)	1/29/2021
Common Stock	(50,000)	2/1/2021
Common Stock	250	2/3/2021
Common Stock	250	2/3/2021
Common Stock	250	2/4/2021
Common Stock	250	2/5/2021
Common Stock	250	2/5/2021
Common Stock	250	2/8/2021
Common Stock	250	2/8/2021
Common Stock	250	2/9/2021
Common Stock	250	2/9/2021
Common Stock	10,000	3/10/2021
Common Stock	5,000	3/11/2021
Common Stock	25,000	3/22/2021
Common Stock	(25,000)	3/22/2021
Common Stock	(25,000)	3/23/2021
Common Stock	25,000	3/26/2021
Common Stock	(25,000)	3/31/2021
Common Stock	(2,500)	3/31/2021
Common Stock	(24,839)	4/1/2021
Common Stock	(25,161)	4/1/2021
Common Stock	(22,500)	4/1/2021
Common Stock	(22,500)	4/1/2021
Common Stock	(24,839)	4/1/2021
Common Stock	(10,000)	4/6/2021
Common Stock	(10,000)	4/6/2021
Common Stock	(25,000)	4/6/2021
Common Stock	(10,000)	4/7/2021
Common Stock	(20,000)	4/7/2021
Common Stock	(20,000)	4/8/2021
Common Stock	(30,000)	4/9/2021
Common Stock	(10,000)	4/21/2021
Common Stock	20,000	5/14/2021

Security	Securities Acquired/(Disposed)	Settlement Date of Acquisition/Disposition
Common Stock	10,000	5/19/2021
Common Stock	10,000	5/20/2021
	Dr. Peter Staats
Common Stock	(50,000)	7/21/2020
Common Stock	250,000	2/25/2021
	CCTV Proxy Group, LLC
None.

SCHEDULE II
1.
Mr. Rosenbaum acquired 650,000 shares in open market transactions and 650,000 shares directly from the Company upon the exercise of warrants.

2.
The shares listed as being beneficially owned by Dr. Errico were purchased with personal funds from the Company in a PIPE transaction.

3.
The shares listed as being beneficially owned by Dr. Patterson were granted as compensation for services provided to CytoDyn, Inc., and no consideration was paid in connection with the acquisition of these shares. The shares listed as being beneficially owned by Dr. Patterson are directly owned by IncellDx, of which Dr. Patterson is the Chief Executive Officer. Dr. Patterson owns a 17.92% interest in IncellDx.

4.
Dr. Staats purchased 500,000 shares for an aggregate cost of $250,000. The remaining shares were purchased upon the exercise of warrants.

SCHEDULE III
RELATED PARTY TRANSACTIONS
Dr. Patterson
On or about October 10, 2018, Dr. Patterson and CytoDyn entered into a consulting agreement, pursuant to which the parties agreed that Dr. Patterson may, from time to time, provide services to CytoDyn for individual projects. The consulting agreement, as amended, provides that CytoDyn would compensate Dr. Patterson at a rate of $20,000 per month. Dr. Patterson has received approximately $90,000 from CytoDyn under the consulting agreement.
On or about July 17, 2019, IncellDX, Inc. (“IncellDX”) and CytoDyn entered into a license and supply agreement, pursuant to which (i) CytoDyn agreed to sell to IncellDX, and IncellDX agreed to purchase from CytoDyn, non-commercial grade quantities of PA-14 and PRO 140 and (ii) CytoDyn granted IncellDX an exclusive license in CytoDyn’s patent rights in unlabeled PRO 140 to make, have made, sell, offer to sell, export or import immunoassays. As of June 24, 2021, IncellDX had purchased $4,500 worth of PA-14 and PRO 140 under the license and supply agreement. Dr. Patterson is Chief Executive Officer of IncellDX and owns approximately 17.92% of IncellDX’s common stock. Dr. Patterson has no direct interest in the license and supply agreement.
Mr. Beaty
On or about July 17, 2019, IncellDX and CytoDyn entered into a license and supply sgreement, pursuant to which (i) CytoDyn agreed to sell to IncellDX, and IncellDX agreed to purchase from CytoDyn, non-commercial grade quantities of PA-14 and PRO 140 and (ii) CytoDyn granted IncellDX an exclusive license in CytoDyn’s patent rights in unlabeled PRO 140 to make, have made, sell, offer to sell, export or import immunoassays. As of June 24, 2021, IncellDX had purchased $4,500 worth of PA-14 and PRO 140 under the license and supply agreement. Mr. Beaty is a director of IncellDX and owns approximately 2.3% of IncellDX’s common stock. Mr. Beaty has no direct interest in the license and supply agreement.

SCHEDULE IV
The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on            , 2021.

IMPORTANT
Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Investor Group your proxy FOR the election of the Nominees and in accordance with the Investor Group’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:
•
SIGNING the enclosed WHITE proxy card;

•
DATING the enclosed WHITE proxy card; and

•
MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.
If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Investor Group’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
Banks and Brokers Call Collect: (212) 297-0720
All Others Call Toll Free: (844) 202-7428
E-mail: info@okapipartners.com

WHITE PROXY CARD PRELIMINARY COPY SUBJECT TO COMPLETION DATED JULY 20, 2021 CYTODYN INC. 2021 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF PAUL A. ROSENBAUM, JEFFREY P. BEATY, ARTHUR L. WILMES AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION THE BOARD OF DIRECTORS OF CYTODYN INC. IS NOT SOLICITING THIS PROXY PROXY The undersigned appoints Paul A. Rosenbaum (“Mr. Rosenbaum”), Jeffrey P. Beaty (“Mr. Beaty”) and Arthur L. Wilmes (“Mr. Wilmes,” and together with Mr. Rosenbaum and Mr. Beaty, the “Investor Group”) and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of CytoDyn Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held on , 2021 at Eastern Time at (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”). The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Investor Group a reasonable time before this solicitation. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [“FOR”/“AGAINST”] PROPOSAL 2 AND [“FOR”/“AGAINST”] PROPOSAL 3. This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Investor Group’s solicitation of proxies for the Annual Meeting. IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY! CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD [ ] Please mark vote as in this example THE INVESTOR GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. THE INVESTOR GROUP [MAKES NO RECOMMENADTION WITH RESPECT TO PROPOSALS 2 AND 3] 1. The Investor Group’s proposal to elect Thomas Errico, M.D., Bruce K. Patterson, M.D., Paul A. Rosenbaum, Peter Staats, M.D. and Melissa A. Yeager, J.D. as directors of the Company. FOR ALL NOMINEES FOR ALL NOMINEESITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW [      ] [      ][      ] [      ][      ] [      ] Nominees: Thomas Errico, M.D. Bruce K. Patterson, M.D. Paul A. Rosenbaum Peter Staats, M.D. Melissa A. Yeager, J.D. The Investor Group does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law.  In addition, the Investor Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). THE INVESTOR GROUP INTENDS TO USE THIS PROXY TO VOTE “FOR ALL NOMINEES”, WHICH INCLUDES MESSRS. ERRICO, ROSENBAUM, PATTERSON AND STAATS AND MS. YEAGER. THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED. NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

WHITE PROXY CARD 2. Company’s proposal to ratify the appointment of Warren Averett, LLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021. FOR AGAINST ABSTAIN 3. Company’s proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN DATED: (Signature) (Signature, if held jointly) (Title) WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.